January 22, 1999

                        PIONEER VARIABLE CONTRACTS TRUST
                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1998
                 (SUPERSEDES SUPPLEMENT DATED DECEMBER 28, 1998)


The following information supplements or replaces the corresponding section in the Prospectus. Please consult the Prospectus for the full text of the revised section.

INVESTMENT OBJECTIVES AND POLICIES

The Investment Company Act of 1940 (the "1940 Act") requires that the Fund segregate assets in connection with certain types of transactions. If the Fund enters into a transaction requiring segregation the custodian or Pioneer Investment Management, Inc. ("Pioneer Investments") will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required by the 1940 Act, additional liquid assets will be segregated.

BALANCED PORTFOLIO. The second and third sentences of the second paragraph are replaced by the following:

Normally, Portfolio assets allocated to bonds (35% to 65% of total assets) will be invested in (1) investment grade debt securities (those rated "BBB" or higher by Standard & Poor's Ratings Group or the equivalent by other ratings agencies),
(2) commercial paper of comparable quality and (3) U.S. Government Securities, GNMA Certificates and CMOs. No more than 10% of the Portfolio's total assets may be invested in below investment grade debt securities.

MANAGEMENT OF THE FUND

Mr. Russ and Mr. Taubes are jointly responsible for overseeing Pioneer Investments' U.S. and global fixed income team. Mr. Russ is a senior vice president of Pioneer Investments. He joined Pioneer Investments in 1983 and has been an investment professional since 1962. Mr. Taubes joined Pioneer Investments as a senior vice president in September 1998 and has been an investment professional since 1986. Prior to joining Pioneer Investments, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam institutional accounts and mutual funds.

AMERICA INCOME PORTFOLIO. Day-to-day management of the Portfolio is the responsibility of a team of fixed income portfolio managers and analysts supervised by Sherman B. Russ and Kenneth J. Taubes.

INTERNATIONAL GROWTH PORTFOLIO. Day-to-day management of the Fund is the responsibility of Pavlos M. Alexandrakis, a senior vice president of Pioneer Investments. Mr. Alexandrakis joined Pioneer Investments in 1998 and has been an investment professional since 1984. Prior to joining Pioneer Investments, Mr. Alexandrakis was a portfolio manager for Salomon Smith Barney from 1995 to 1998 and a portfolio manager for Lazard Freres Asset Management from 1990 to 1994.

Mr. Alexandrakis is assisted by a team of analysts which focuses on non-U.S. companies. This team provides research for the fund and other Pioneer mutual funds with similar investment objectives and styles. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.





                                                                       0199-6157
                                             (C) Pioneer Funds Distributor, Inc.